Redeemable Noncontrolling Interest	12 Months Ended
Dec. 31, 2016
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
Note 23.	Redeemable Noncontrolling Interest

During 2013, Himax Display, Inc., a consolidated subsidiary of the Company, issued redeemable convertible preferred shares to a non-controlling shareholder. The noncontrolling shareholder may, solely at its option, convert their preferred shares at any time into ordinary shares of Himax Display, Inc. on a one to one basis. Additionally, Himax Display, Inc. provided the noncontrolling shareholder with a liquidation preference and redemption feature and also issued the noncontrolling shareholder a warrant to purchase additional preferred shares of Himax Display, Inc, within one year from the original investment closing date. The Company recognized an initial liability at fair value for the warrant obligation at the date of issuance and changes in the fair value of the warrant are recognized in earnings. The warrant expired in October 2014. Therefore, a valuation gain on the warrant obligation of $1,255 thousand was recognized as of December 31, 2014. See Note 19 for further explanation. The convertible preferred shares of Himax Display, Inc. are presented as redeemable noncontrolling interest on the Company’s consolidated balance sheet.

The redeemable noncontrolling interest was originally recognized on the balance sheet at fair value. Each reporting period, the redeemable noncontrolling interest is presented at the greater of its carrying amount or redemption value. Changes in value from period to period are charged to Himax stockholders on our consolidated balance sheets. As of December 31, 2015 and 2016, the aggregate value of the redeemable noncontrolling interest was $3,656 thousand. Net loss attributable to the redeemable noncontrolling interest was $430 thousand, $617 thousand and $143 thousand for the years ended December 31, 2014, 2015 and 2016, respectively.